TrueShares Structured Outcome (July) ETF
Schedule of Investments
as of March 31, 2024 (Unaudited)

PURCHASED OPTIONS - 13.8%(a)(b)	Notional Amount	Contracts	Value
Call Options - 13.8%			$–
SPDR S&P 500 ETF, Expiration: 06/28/2024; Exercise Price: $443.28	$8,578,348	164	$1,410,989
TOTAL PURCHASED OPTIONS (Cost $575,282)			$1,410,989

SHORT-TERM INVESTMENTS - 86.4%
Money Market Funds - 0.0%(c)		Shares
First American Treasury Obligations Fund - Class X, 5.22%(d)		4,267	4,267
U.S. Treasury Bills - 86.4%		Par
5.03%, 06/13/2024(e)		$8,883,000	8,789,144
TOTAL SHORT-TERM INVESTMENTS (Cost $8,794,890)			8,793,411

TOTAL INVESTMENTS - 100.2% (Cost $9,370,172)			$10,204,400
Liabilities in Excess of Other Assets - (0.2)%			(18,604)
TOTAL NET ASSETS - 100.0%			$10,185,796

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(e)	The rate shown is the effective yield as of March 31, 2024.

TrueShares Structured Outcome (July) ETF
Schedule of Options Written
as of March 31, 2024 (Unaudited)

OPTIONS WRITTEN - (0.1)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (0.1)%
SPDR S&P 500 ETF, Expiration: 06/28/2024; Exercise Price: $398.95	$11,664,461	223	$13,233
TOTAL OPTIONS WRITTEN (Premiums received $251,733)			$13,233

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

TrueShares Structured Outcome (July) ETF
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$–	$1,410,989	$–	$1,410,989
Money Market Funds	4,267	–	–	4,267
U.S. Treasury Bills	–	8,789,144	–	8,789,144
Total Assets	$4,267	$10,200,133	$–	$10,204,400

Liabilities:
Options Written	$–	$13,233	$–	$13,233
Total Liabilities	$–	$13,233	$–	$13,233

Refer to the Schedule of Investments for industry classifications.